EXHIBIT 31.2

CERTIFICATION OF THE PRINCIPAL FINANCIAL OFFICER
PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, James W. Tivy, certify that:

1	I have reviewed this Amendment No. 1 to the annual report filed on Form 10-K of M-tron Industries, Inc. for the year ended December 31, 2022; and
2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

April 28, 2023	/s/ James W. Tivy
	Name:	James W. Tivy
	Title:	Chief Financial Officer (Principal Financial Officer)